SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                             FORM 8-K CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported)

                                  August 12, 2003


                            DORCHESTER MINERALS, L.P.
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             (Exact name of registrant as specified in its charter)


        Delaware               000-50175                81-0551518
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(State of Incorporation) (Commission File No) (IRS Employer Identification No.)



      3738 Oak Lawn, Suite 300, Dallas, Texas                       75219
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     (Address of principal executive offices)                     (Zip Code)


                                 (214) 559-0300
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)




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Item 9.  Regulation FD Disclosure.

         See Item 12.  Results of Operations and Financial Condition.

Item 12. Results of Operations and Financial Condition.

     The Registrant is furnishing its press release dated August 12, 2003, which announces the Registrant's quarterly distribution to partners. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         Limitation on Incorporation by Reference

     In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 9 and 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.





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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       DORCHESTER MINERALS, L.P.
                                       Registrant

                                    by Dorchester Minerals Management LP
                                       its General Partner,
                                    by Dorchester Minerals Management GP LLC
                                       its General Partner



Date: August 12, 2003                  /s/ William Casey McManemin
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                                       William Casey McManemin
                                       Chief Executive Officer